UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Transocean Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INVITATION TO ANNUAL GENERAL MEETING OF TRANSOCEAN LTD.

Friday, May 14, 2010

4 p.m., Swiss time,

at the Parkhotel Zug, Industriestrasse 14, CH-6304 Zug, Switzerland

Agenda Items

(1)

Approval of the 2009 Annual Report, including the Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2009 and the Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2009.

Proposal of the Board of Directors

The Board of Directors proposes that the 2009 Annual Report, including the consolidated financial statements for fiscal year 2009 and the statutory financial statements for fiscal year 2009 be approved.

(2)

Discharge of the Members of the Board of Directors and the Executive Officers for Fiscal Year 2009.

Proposal of the Board of Directors

The Board of Directors proposes that discharge be granted to the members of the Board of Directors and the executive officers from liability for activities during fiscal year 2009.

(3)

Appropriation of the Available Earnings for Fiscal Year 2009 to be Carried Forward.

Proposal of the Board of Directors

The Board of Directors proposes that all available earnings of the Company be carried forward.

Appropriation of the Company’s Available Earnings (in thousands)

CHF
Balance brought forward from previous years	45
Net profit of the year	36,668
Total available earnings	36,713
Appropriation of available earnings
Balance to be carried forward on this account	36,713

(4)

Change of the Company’s Place of Incorporation in Switzerland.

Proposal of the Board of Directors

The Board of Directors proposes that the Company change its place of incorporation in Switzerland from Zug, Canton of Zug, Switzerland, to Steinhausen, Canton of Zug, Switzerland.

The proposed amendment to the Articles of Association is included in Annex A.

(5)

Renewal of the Company’s Authorized Share Capital.

Proposal of the Board of Directors

The Board of Directors proposes that the Articles of Association be amended to renew the Company’s authorized share capital until May 14, 2012.

The proposed amendments to the Articles of Association are included in Annex B.

(6)

Distribution to Shareholders in the Form of a Par Value Reduction.

Proposal of the Board of Directors

The Board of Directors proposes approval of a resolution of shareholders and the related amendments to the Articles of Association with respect to the payment of a distribution to shareholders in the form of a par value reduction in an amount in Swiss francs («CHF») equal to 3.11 U.S. dollars («USD») per issued share (including treasury shares) to be calculated and paid in USD in four quarterly installments, all as further set forth in Annex C.

(7)

Amendments to the Articles of Association to Reflect The Swiss Federal Act on Intermediated Securities.

Proposal of the Board of Directors

The Board of Directors proposes that the Articles of Association be amended to reflect the The Swiss Federal Act on Intermediated Securities, which became effective as of January 1, 2010.

The proposed amendments to the Articles of Association are included in Annex D.

(8)

Election of Directors.

Proposal of the Board of Directors

The Board of Directors proposes that the nominee set forth below be elected as a Class II Director for a three-year term:

•                  Steven L. Newman

The Board of Directors further proposes that the directors set forth below be reelected as Class II Directors for a three-year term:

•                  Thomas W. Cason

•                  Robert M. Sprague

•                  J. Michael Talbert

•                  John L. Whitmire

(9)

Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2010 and Reelection of Ernst & Young Ltd., Zurich, as the Company’s Auditor for a Further One-Year Term.

Proposal of the Board of Directors

The Board of Directors proposes that Ernst & Young LLP be appointed as Transocean Ltd.’s independent registered public accounting firm for the fiscal year 2010 and that Ernst & Young Ltd., Zurich, be reelected as Transocean Ltd.’s auditor pursuant to the Swiss Code of Obligations («Swiss Code») for a further one-year term, commencing on the day of election at the 2010 annual general meeting and terminating on the day of the 2011 annual general meeting.

Organizational Matters

A copy of the proxy materials, including a proxy and admission card, has been sent to each shareholder registered in Transocean Ltd.’s share register as of March 15, 2010. Any additional shareholders who are registered in Transocean Ltd.’s share register on April 26, 2010 will receive a copy of the proxy materials after April 26, 2010. Shareholders not registered in Transocean Ltd.’s share register as of April 26, 2010 will not be entitled to attend, vote or grant proxies to vote at, the 2010 annual general meeting. No shareholder will be entered in Transocean Ltd.’s share register as a shareholder with voting rights between the close of business on April 26, 2010 and the opening of business on the day following the annual general meeting. BNY Mellon Shareowner Services, which maintains Transocean Ltd.’s share register, will, however, continue to register transfers of Transocean Ltd. shares in the share register in its capacity as transfer agent during this period.

Shareholders registered in Transocean Ltd.’s share register as of April 26, 2010 have the right to attend the annual general meeting and vote their shares, or may grant a proxy to vote on each of the proposals in this invitation and any other matter properly presented at the meeting for consideration to either Transocean Ltd. (as corporate proxy) or the independent representative, Rainer Hager, by marking the proxy card appropriately, executing it in the space provided, dating it and returning it either to:

Transocean Ltd.

Vote Processing

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

or, if granting a proxy to the independent representative:

Rainer Hager

Attorney-at-Law and Notary

Schweiger Advokatur/Notariat

Dammstrasse 19

CH-6300 Zug

Switzerland

We urge you to return your proxy card by 4 p.m. Eastern Daylight Time (EDT) | 10 p.m. Swiss time on May 13, 2010 to ensure that your proxy card is timely submitted.

Shares of holders who have timely submitted a properly executed proxy card and specifically indicated their votes will be voted as indicated. Shares of holders who have timely submitted a properly executed proxy card and have not specifically indicated their votes (irrespective of whether a proxy has been granted to Transocean Ltd. or the independent representative or neither is specified) will be voted in the manner recommended by the Board of Directors and Transocean Ltd. or, if proxy has been granted to the independent representative, the independent representative will act as your proxy. Any proxy card marked to grant a proxy to both Transocean Ltd. (as corporate proxy) and the independent representative will be counted as a proxy granted to Transocean Ltd. only.

In the case of shareholders who have timely submitted a properly executed proxy card, if any other matters are properly presented at the meeting for consideration, Transocean Ltd. and the independent representative, as applicable, will, in the absence of specific instructions to the contrary, have the discretion to vote on these matters in the manner recommended by the Board of Directors.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee when voting their shares. Shareholders who hold their shares in the name of a bank, broker or other nominee and wish to vote in person at the meeting must obtain a valid proxy from the organization that holds their shares.

We may accept a proxy by any form of communication permitted by Swiss law and our Articles of Association.

Please note that shareholders attending the annual general meeting in person or by proxy are required to show their admission card on the day of the annual general meeting. In order to determine attendance correctly, any shareholder leaving the annual general meeting early or temporarily is requested to present such shareholder’s admission card upon exit.

Proxy Holders of Deposited Shares

Institutions subject to the Swiss Federal Law on Banks and Savings Banks and professional asset managers who hold proxies for beneficial owners who did not grant proxies to Transocean Ltd. or the independent representative are kindly asked to inform Transocean Ltd. of the number and par value of the registered shares they represent as soon as possible, but no later than May 14, 2010, 12 p.m. Swiss time, at the admission office for the annual general meeting.

Annual Report, Consolidated Financial Statements, Statutory Financial Statements

A copy of the 2009 Annual Report (including the consolidated financial statements for fiscal year 2009, the statutory financial statements of Transocean Ltd. for fiscal year 2009 and the audit reports on such consolidated and statutory financial statements) is available for physical inspection at Transocean Ltd.’s registered office, c/o Reichlin & Hess, Rechtsanwälte, Hofstrasse 1a, CH-6300 Zug, Switzerland. Copies of these materials may be obtained without charge by contacting Eric B. Brown, our General Counsel, at our group’s principal executive offices in Switzerland, c/o Transocean Management Ltd., 10 Chemin de Blandonnet, CH-1214 Vernier, Switzerland, telephone number +41 (22) 930-9000, or Investor Relations at our offices in the United States, at 4 Greenway Plaza, Houston, Texas 77046.

On behalf of the Board of Directors,
Robert E. Rose
Chairman of the Board

Annex A

Change of the Company’s Place of Incorporation in Switzerland

The Board of Directors proposes that Article 1 of the Articles of Association be amended to read as follows (changes marked):

«Artikel 1 Firma, Sitz Unter der Firma Transocean Ltd. (die Gesellschaft) besteht eine Aktiengesellschaft mit Sitz in ~~Zug~~Steinhausen, Kanton Zug, Schweiz.»	«Article 1 Name, Place of Incorporation Under the name Transocean Ltd. (the Company) there exists a corporation with its place of incorporation in ~~Zug~~Steinhausen, Canton of Zug, Switzerland.»

Annex B

Renewal of the Company’s Authorized Share Capital

The Board of Directors proposes that Article 5 paragraph 1 of the Articles of Association be amended to read as follows (changes marked):

«Artikel 5

Genehmigtes Aktienkapital

(1) Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum ~~18. Dezember 2010~~14. Mai 2012 im Maximalbetrag von CHF 2’514’264’735 durch Ausgabe von höchstens 167’617’649 vollständig zu liberierenden Aktien mit einem Nennwert von je CHF 15 zu erhöhen. Eine Erhöhung (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.»

«Article 5

Authorized Share Capital

(1) The Board of Directors is authorized to increase the share capital, at any time until ~~December 18, 2010~~May 14, 2012, by a maximum amount of CHF 2,514,264,735 by issuing a maximum of 167,617,649 fully paid up Shares with a par value of CHF 15 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.»

Annex C

Distribution to Shareholders in the Form of a Par Value Reduction

The Board of Directors submits the shareholder resolution set forth below for approval by the Company’s shareholders. The definitive numbers in the following resolution will be completed based upon the USD amount recommended by the Board of Directors (i.e., USD 3.11 per share), the Company’s actual registered share capital as of the date of the 2010 annual general meeting, and the exchange rate (rounded down to the nearest 0.01) as determined by the Board of Directors in its discretion, based on an exchange rate prevailing approximately two business days prior to the date of the 2010 annual general meeting (hereinafter the «Exchange Rate»). The Board of Directors will communicate the definitive numbers prior to the date of the annual general meeting. The bracketed numbers in the proposed shareholder resolution set forth below are included for illustrative purposes only and are based on the assumption that (A) the Company’s registered share capital as of the date of the 2010 annual general meeting amounts to CHF 5,028,529,470 divided into 335,235,298 registered shares with a par value of CHF 15 each and (B) the Exchange Rate is CHF 1.07 per one USD.

If the capital reduction is approved by shareholders at the 2010 annual general meeting in accordance with the resolution below, then, in addition to the impact on the par value of previously issued shares, the par value of any share issued out of the Company’s conditional share capital or authorized share capital on or after the date of the 2010 annual general meeting and prior to the last capital reduction date, shall be (x) on the date such share is issued, CHF 15, less an amount equal to the amount of one partial capital reduction, multiplied by the number of capital reduction dates on or prior to such date, and (y) reduced by an amount equal to the amount of one partial capital reduction on each capital reduction date thereafter.

Shareholder Resolution

IT IS RESOLVED, that based on an auditor report dated, on or about, the date of this annual general meeting, which (A) was prepared by Ernst & Young Ltd., Zurich, Switzerland, the state supervised auditing enterprise present at the 2010 annual general meeting, in accordance with article 732 para. 2 of the Swiss Code, (B) confirms that the receivables of the creditors of the Company are fully covered by assets after giving effect to the full capital reduction resolved herein, and (C) is available at the 2010 annual general meeting:

1.

the registered share capital of the Company in the aggregate amount of CHF [5,028,529,470] shall be reduced by the amount of CHF [1,126,390,601.28];

2.

it is acknowledged and recorded that the report of the auditor dated as of the date of this annual general meeting confirms that the receivables of the creditors of the Company are fully covered by assets after giving effect to the share capital reduction described in clause (1) above;

3.

subject to clause (5) and (6) below, the capital reduction described in clause (1) above shall be accomplished as follows:

•                  by reducing the par value per registered share from CHF 15.00 to CHF [11.64] in four steps, i.e., from CHF 15.00 to CHF [14.16] to be submitted to the commercial register in July 2010 or as soon after such period as is practicable; from CHF [14.16] to CHF [13.32] to be submitted to the commercial register in October 2010 or as soon after such period as is practicable; from CHF [13.32] to CHF [12.48] to be submitted to the commercial register in January 2011 or as soon after such period as is practicable; and from CHF [12.48] to CHF [11.64] to be submitted to the commercial register in April 2011 or as soon after such period as is practicable (each such reduction, a «Partial Per Share Reduction»);

•                  by payment of each Partial Per Share Reduction as soon as reasonably possible after the date of such Partial Per Share Reduction’s registration with the commercial register, in each case to be paid in USD converted at an exchange rate, as determined by the Board of Directors in its discretion, based on an exchange rate prevailing approximately two business days prior to date of the relevant installment payment, unless a shareholder elects to receive the Partial Per Share Reduction in CHF; and

•                  an updated report in accordance with article 732 para. 2 Swiss Code by a state supervised auditing enterprise shall be prepared in connection with, and be a condition to, each Partial Per Share Reduction; and

4.

the aggregate amount of the capital reduction set forth in clause 1 (and corresponding amount of Partial Per Share Reductions) shall be increased by the amount of the par value reductions with respect to shares issued out of the Company’s authorized share capital or conditional share capital on or after the date of the 2010 annual general meeting and prior to the date on which the last Partial Per Share Reduction is registered in the commercial register.

5.

The Articles of Association of the Company shall be amended as follows:

5.1

First partial capital reduction to be submitted for registration with the commercial register in July 2010 or as soon after such period as is practicable; provided that:

        •                  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce before the first partial capital reduction and in the manner provided for by the Articles of Association;

•                  the creditors of the Company were thereby notified that they could request satisfaction or security by filing their claims within two months after the date of the last of the three publications in the Swiss Official Gazette of Commerce described above;

•                  the two-month time period described above has expired and all creditors who have filed claims within such period have, to the extent so required, been satisfied or secured; and

•                  a public deed of compliance has been established.

Article 4, Article 5 paragraph 1 and Article 6 paragraph 1 (not including (a) and (b)) of the Articles of Association shall be amended to read as of the date of registration in the commercial register of the first partial capital reduction as follows:

«Artikel 4	«Article 4

Aktienkapital	Share Capital

Das Aktienkapital der Gesellschaft beträgt CHF [4’746’931’819.68]*, eingeteilt in [335’235’298]* voll liberierte Namenaktien. Jede Namenaktie hat einen Nennwert von CHF ~~15~~[14.16] (jede Namenaktie nachfolgend bezeichnet als Aktie bzw. die Aktien).»

The share capital of the Company is CHF [4,746,931,819.68]* and is divided into [335,235,298]* fully paid registered shares. Each registered share has a par value of CHF ~~15~~[14.16] (each such registered share hereinafter a Share and collectively the Shares).»

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

«Artikel 5	«Article 5

Genehmigtes Aktienkapital	Authorized Share Capital

(1) Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 14. Mai 2012** im Maximalbetrag von CHF [2’373’465’909.84]* durch Ausgabe von höchstens [167’617’649]* vollständig zu liberierenden Aktien mit einem Nennwert von je CHF ~~15~~[14.16] zu erhöhen. Eine Erhöhung (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.»

(1) The Board of Directors is authorized to increase the share capital, at any time until May 14, 2012**, by a maximum amount of CHF [2,373,465,909.84]* by issuing a maximum of [167,617,649]* fully paid up Shares with a par value of CHF ~~15~~[14.16] each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.»

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

** Assuming the proposed resolution under Proposal 5 has been approved; otherwise, the expiration date would continue to be December 18, 2010.

«Artikel 6	«Article 6

Bedingtes Aktienkapital	Conditional Share Capital

Das Aktienkapital kann sich durch Ausgabe von höchstens [2’373’465’909.84]* voll zu liberierenden Aktien im Nennwert von je CHF ~~15~~[14.16] um höchstens CHF [167’617’649]* erhöhen durch:» (im Übrigen bleibt der Absatz unverändert)

The share capital may be increased in an amount not to exceed CHF [2,373,465,909.84]* through the issuance of up to [167,617,649]* fully paid-up Shares with a par value of CHF ~~15~~[14.16] per Share through:» (remainder of paragraph unchanged)

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

5.2

Second partial capital reduction to be submitted for registration with the commercial register in October 2010 or as soon after such period as is practicable; provided that:

•                  the first partial capital reduction has been effected in accordance with this resolution and entered into the commercial register;

•                  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce before the second partial capital reduction and in the manner provided for by the Articles of Association;

•                  the creditors were thereby notified that they could request satisfaction or security by filing their claims within two months after the date of the last of the three publications in the Swiss Official Gazette of Commerce described above;

•                  the two-month time period described above has expired and all creditors who have filed claims within such period have, to the extent so required, been satisfied or secured;

•                  an auditor report prepared in accordance with article 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the second partial capital reduction, is available and confirms that the receivables of the creditors of the Company are fully covered by assets after giving effect to the full capital reduction; and

•                  a public deed of compliance has been established with respect to the second partial capital reduction.

Article 4, Article 5 paragraph 1 and Article 6 paragraph 1 (not including (a) and (b)) of the Articles of Association shall be amended to read as of the date of registration in the commercial register of the second partial capital reduction as follows:

«Artikel 4	«Article 4

Aktienkapital	Share Capital

Das Aktienkapital der Gesellschaft beträgt CHF [4’465’334’169.36]*, eingeteilt in [335’235’298]* voll liberierte Namenaktien. Jede Namenaktie hat einen Nennwert von CHF [13.32] (jede Namenaktie nachfolgend bezeichnet als Aktie bzw. die Aktien).»

The share capital of the Company is CHF [4,465,334,169.36]* and is divided into [335,235,298]* fully paid registered shares. Each registered share has a par value of CHF [13.32] (each such registered share hereinafter a Share and collectively the Shares).»

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

«Artikel 5	«Article 5

Genehmigtes Aktienkapital	Authorized Share Capital

(1) Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 14. Mai 2012** im Maximalbetrag von CHF [2’232’667’084.68]* durch Ausgabe von höchstens [167’617’649]* vollständig zu liberierenden Aktien mit einem Nennwert von je CHF [13.32] zu erhöhen. Eine Erhöhung (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.»

(1) The Board of Directors is authorized to increase the share capital, at any time until May 14, 2012**, by a maximum amount of CHF [2,232,667,084.68]* by issuing a maximum of [167,617,649]* fully paid up Shares with a par value of CHF [13.32] each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.»

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

** Assuming the proposed resolution under Proposal 5 has been approved; otherwise, the expiration date would continue to be December 18, 2010.

«Artikel 6	«Article 6

Bedingtes Aktienkapital	Conditional Share Capital

Das Aktienkapital kann sich durch Ausgabe von höchstens [2’232’667’084.68]* voll zu liberierenden Aktien im Nennwert von je CHF [167’617’649]* um höchstens CHF [13.32] erhöhen durch:» (im Übrigen bleibt der Absatz unverändert)

The share capital may be increased in an amount not to exceed CHF [2,232,667,084.68]* through the issuance of up to [167,617,649]* fully paid-up Shares with a par value of CHF [13.32] per Share through:» (remainder of paragraph unchanged)

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

5.3

Third partial capital reduction to be submitted for registration with the commercial register in January 2011 or as soon after such period as is practicable; provided that:

•                  the first and second partial capital reductions have been effected in accordance with this resolution and entered into the commercial register;

•                  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce before the third partial capital reduction and in the manner provided for by the Articles of Association;

•                  the creditors were thereby notified that they could request satisfaction or security by filing their claims within two months after the date of the last of the three publications in the Swiss Official Gazette of Commerce described above;

•                  the two-month time period described above in view of the third partial reduction has expired and all creditors who have filed claims within such period have, to the extent so required, been satisfied or secured;

•                  an auditor report prepared in accordance with article 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the third partial capital reduction, is available and confirms that the receivables of the creditors of the Company are fully covered by assets after giving effect to the full capital reduction; and

•                  a public deed of compliance has been established with respect to the third partial capital reduction.

Article 4, Article 5 paragraph 1 and Article 6 paragraph 1 (not including (a) and (b)) of the Articles of Association shall be amended to read as of the date of registration in the commercial register of the third partial capital reduction as follows:

«Artikel 4	«Article 4

Aktienkapital	Share Capital

Das Aktienkapital der Gesellschaft beträgt CHF [4’183’736’519.04]*, eingeteilt in [335’235’298]* voll liberierte Namenaktien. Jede Namenaktie hat einen Nennwert von CHF [12.48] (jede Namenaktie nachfolgend bezeichnet als Aktie bzw. die Aktien).»

The share capital of the Company is CHF [4,183,736,519.04]* and is divided into [335,235,298]* fully paid registered shares. Each registered share has a par value of CHF [12.48] (each such registered share hereinafter a Share and collectively the Shares).»

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

«Artikel 5	«Article 5

Genehmigtes Aktienkapital	Authorized Share Capital

(1) Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 14. Mai 2012** im Maximalbetragvon CHF [2’091’868’259.52]* durch Ausgabe von höchstens [167’617’649]*vollständig zu liberierenden Aktien mit einem Nennwert von je CHF [12.48] zu erhöhen. Eine Erhöhung (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.»

(1) The Board of Directors is authorized to increase the share capital, at any time until May 14, 2012**, by a maximum amount of CHF [2,091,868,259.52]* by issuing a maximum of [167,617,649]* fully paid up Shares with a par value of CHF [12.48] each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.»

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

** Assuming the proposed resolution under Proposal 5 has been approved; otherwise, the expiration date would continue to be December 18, 2010.

«Artikel 6	«Article 6

Bedingtes Aktienkapital	Conditional Share Capital

Das Aktienkapital kann sich durch Ausgabe von höchstens [2’091’868’259.52]* voll zu liberierenden Aktien im Nennwert von je CHF [167’617’649]* um höchstens CHF [12.48] erhöhen durch:» (im Übrigen bleibt der Absatz unverändert)

The share capital may be increased in an amount not to exceed CHF [2,091,868,259.52]* through the issuance of up to [167,617,649]* fully paid-up Shares with a par value of CHF [12.48] per Share through:» (remainder of paragraph unchanged)

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

5.4

Fourth partial capital reduction to be submitted for registration with the commercial register in April 2011 or as soon after such period as is practicable; provided that:

•                  the first, second and third partial capital reductions have been effected in accordance with this resolution and entered into the commercial register;

•                  the resolution to reduce the share capital was published three times in the Swiss Official Gazette of Commerce before the fourth partial capital reduction and in the manner provided in the Articles of Association;

•                  the creditors were thereby notified that they could request either satisfaction or security by filing their claims within two months after the date of the last of the three publications in the Swiss Official Gazette of Commerce described above;

•                  the two-month time period described above in view of the fourth partial reduction has expired and all creditors who have filed claims within such period have, to the extent so required, been satisfied or secured;

•                  an auditor report prepared in accordance with article 732 para. 2 of the Swiss Code, which report is up-to-date at the time of the fourth partial capital reduction, is available and confirms that the receivables of the creditors of the Company are fully covered by assets after giving effect to the full capital reduction; and

•                  a public deed of compliance has been established with respect to the fourth partial capital reduction.

Article 4, Article 5 paragraph 1 and Article 6 paragraph 1 (not including (a) and (b)) of the Articles of Association shall be amended to read as of the date of registration in the commercial register of the fourth partial capital reduction as follows:

«Artikel 4	«Article 4

Aktienkapital	Share Capital

Das Aktienkapital der Gesellschaft beträgt CHF [3’902’138’868.72]*, eingeteilt in [335’235’298]* voll liberierte Namenaktien. Jede Namenaktie hat einen Nennwert von CHF [11.64] (jede Namenaktie nachfolgend bezeichnet als Aktie bzw. die Aktien).»

The share capital of the Company is CHF [3,902,138,868.72]* and is divided into [335,235,298]* fully paid registered shares. Each registered share has a par value of CHF [11.64] (each such registered share hereinafter a Share and collectively the Shares).»

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

«Artikel 5	«Article 5

Genehmigtes Aktienkapital	Authorized Share Capital

(1) Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis zum 14. Mai 2012** im Maximalbetrag von CHF[1’951’069’434.36]* durch Ausgabe von höchstens [167’617’649]* vollständig zu liberierenden Aktien mit einem Nennwert von je CHF [11.64] zu erhöhen. Eine Erhöhung (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.»

(1) The Board of Directors is authorized to increase the share capital, at any time until May 14, 2012**, by a maximum amount of CHF [1,951,069,434.36]* by issuing a maximum of [167,617,649]* fully paid up Shares with a par value of CHF [11.64] each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts shall be permissible.»

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

** Assuming the proposed resolution under Proposal 5 has been approved; otherwise, the expiration date would continue to be December 18, 2010.

«Artikel 6	«Article 6

Bedingtes Aktienkapital	Conditional Share Capital

Das Aktienkapital kann sich durch Ausgabe von höchstens CHF [1’951’069’434.36]* voll zu liberierenden Aktien im Nennwert von je CHF [167’617’649]* um höchstens CHF [11.64] erhöhen durch:» (im Übrigen bleibt der Absatz unverändert)

The share capital may be increased in an amount not to exceed CHF [1,951,069,434.36]* through the issuance of up to [167,617,649]* fully paid-up Shares with a par value of CHF [11.64] per Share through:» (remainder of paragraph unchanged)

* Except for par value, subject to adjustment as a result of any capital increase out of authorized share capital or conditional share capital prior to the application to the commercial register.

6.

It is the task of the Board of Directors to execute this resolution of the 2010 annual general meeting, including, but not limited to, setting the record date and the payment date in relation to each partial capital reduction payment, and to file the required applications with the Commercial Register of the Canton of Zug, Switzerland (article 716a para. 1 point 6 in conjunction with art. 734 of the Swiss Code). In the event that an auditor report prepared in accordance with article 732 para. 2 of the Swiss Code for the second, third or fourth partial capital reductions does not confirm that the receivables of the creditors of the Company are fully covered by assets after giving effect to the full capital reduction or creditors of the Company have requested satisfaction of or security for their claims, and such claims have not been satisfied or secured, to the extent so required, any subsequent partial capital reduction may not be effected.

As further set forth in the resolution of shareholders above, capital reduction payments will be made in USD converted at a USD/CHF exchange rate as determined by the Board of Directors in its discretion, based on an exchange rate prevailing approximately two business days prior to the date of the relevant installment payment, unless a shareholder timely elects to receive such payment in CHF. For each quarterly installment payment, the period for such election will commence on the relevant installment record date and expire on the date that is 10 calendar days prior to the expected installment payment date at 4 p.m., New York time. If you are a holder of shares registered in our share register, you must elect in writing to the following address:

BNY Mellon Shareowner Services

Attn: Steven Myers

480 Washington Boulevard

29th Floor

Jersey City, NJ 07310 USA

Fax number: +1 (732) 667-9464

If you hold your shares in the name of a bank, broker or other nominee, please contact your bank, broker or nominee in order to make election arrangements. The Board of Directors expects to set the four payment dates for the four installments in July 2010, October 2010, January 2011, and April 2011, respectively, or as soon after each such period as is practicable. No distribution installment will be paid to shareholders with respect to any shares that are issued between the record date and payment date with respect to such installment. In any event, the Company must register the partial capital reduction related to each installment in the commercial register of the Canton of Zug prior to the payment of such installment.

Annex D

Amendments to the Articles of Association to Reflect The Swiss Federal Act on Intermediated Securities

The Board of Directors proposes that Article 7 paragraph 1 and Article 8 of the Articles of Association be amended to read as follows (changes marked):

«Artikel 7	«Article 7

Aktienbuch, Rechtsausübung, Eintragungsbeschränkungen, Nominees	Share Register, Exercise of Rights, Restrictions on Registration, Nominees

(1) Die Gesellschaft oder von ihr beauftragte Dritte führen ein Aktienbuch. Darin werden die Eigentümer und Nutzniesser der Aktien sowie Nominees mit Namen und Vornamen, Wohnort, Adresse und Staatsangehörigkeit (bei juristischen Personen mit Firma und Sitz) eingetragen. Die Gesellschaft oder der von ihr mit der Aktienbuchführung beauftragte Dritte ist berechtigt, bei Eintragung im Aktienbuch von der antragstellenden Person einen angemessenen Nachweis seiner Berechtigung an den Aktien zu verlangen. Ändert eine im Aktienbuch eingetragene Person ihre Adresse, so hat sie dies dem Aktienbuchführer mitzuteilen. Solange dies nicht geschehen ist, gelten alle brieflichen Mitteilungen der Gesellschaft an die im Aktienbuch eingetragenen Personen als rechtsgültig an die bisher im Aktienbuch eingetragene Adresse erfolgt.

(1) The Company shall maintain, itself or through a third party, a share register that lists the surname, first name, address and citizenship (in the case of legal entities, the company name and company seat) of the holders and usufructuaries of the Shares as well as the nominees. The Company or the third party maintaining the share register on behalf of the Company shall be entitled to request at the time of the entry into the share register from the Person requesting such entry appropriate evidence of that Person’s title to the Shares. A Person recorded in the share register shall notify the share registrar of any change in address. Until such notification shall have occurred, all written communication from the Company to persons of record shall be deemed to have validly been made if sent to the address recorded in the share register.

Artikel 8	Article 8

~~Aktienzertifikate~~Form der Aktien	~~Share Certificates~~ Form of Shares

(1) Die Gesellschaft gibt Aktien in Form von Einzelurkunden, Globalurkunden oder Wertrechten aus. Der Gesellschaft steht es im Rahmen der gesetzlichen Vorgaben frei, ihre in einer dieser Formen ausgegebenen Aktien jederzeit und ohne Zustimmung der Aktionäre in eine andere Form umzuwandeln. Die Gesellschaft trägt die Kosten, die bei einer solchen Umwandlung anfallen.

(1) The Company may issue Shares in the form of individual certificates, global certificates or uncertificated securities. Subject to applicable law, the Company may convert the Shares from one form into another form at any time and without the approval of the shareholders. The Company shall bear all cost associated with any such conversion.

(2)~~(1)~~ Ein Aktionär ~~kann von der Gesell-schaft jederzeit eine~~ hat keinen Anspruch auf Umwandlung von in bestimmter Form ausgegebenen Aktien in eine andere Form. Jeder Aktionär kann jedoch jederzeit die Ausstellung einer Bescheinigung über die von ihm ~~gehaltenen Aktien verlangen. Der Aktionär hat jedoch keinen Anspruch, den Druck und die Auslieferung von Aktienzertifikaten zu~~ gemäss Aktienbuch gehaltenen Namenaktien verlangen.

(2)~~(1)~~ A shareholder ~~may~~ has no right to request a conversion of the Shares from one form into another form. Each shareholder may, however, at any time request ~~an~~ a written attestation of the number of Shares held by it as reflected in the share register. ~~The shareholder is not entitled, however, to request that certificates representing the Shares be printed and delivered.~~

~~(2) Die Gesellschaft kann jederzeit Zerti-fikate für Aktien drucken und ausliefern und mit Zustimmung des Aktionärs ausgege-bene Urkunden, die bei ihr eingeliefert wer-den, ersatzlos annullieren.~~	~~(2) The Company may at any time print and deliver certificates for the Shares, and may, with the consent of the shareholder, cancel issued certificates that are delivered to it without replacement.~~

(3) ~~Nicht-verurkundete Aktien und die damit verbundenen Rechte können nur durch schriftliche Zession übertragen werden. Eine solche Zession bedarf zur Wirksamkeit gegenüber der Gesellschaft der Anzeige an die Gesellschaft. Werden nicht-verur-kundete Aktien.~~ Werden Bucheffekten im Auftrag der Gesellschaft oder des Aktionärs von einer Verwahrungsstelle, einem Registrar, Transfer Agenten, einer Trust Gesell-schaft, Bank oder einer ähnlichen Gesell-schaft verwaltet (~~der Transfer Agent~~ die Verwahrungsstelle), so setzt Wirksamkeit gegenüber der Gesellschaft voraus, dass diese ~~Aktien~~ Bucheffekten und die damit verbundenen Rechte ~~nur~~ unter Mitwirkung ~~desTransfer Agenten~~ der Verwahrungsstelle übertragen oder daran Sicherheiten bestellt werden.

(3) ~~Uncertificated Shares and the appurtenant rights associated therewith may be transferred only by written assignment. For the assignment to be valid against the Company, notification to the Company shall be required. If uncertificated Shares~~ If intermediated securities are administered on behalf of the Company or a shareholder by ~~a~~ an intermediary, registrar, transfer agent, trust company, bank or similar entity (the ~~Transfer Agent ), such Shares~~ Intermediary), any transfer or grant of a security interest in such intermediated securities and the appurtenant rights associated therewith, in order for such transfer or grant of a security interest to be valid against the Company, ~~may be transferred only with~~ requires the cooperation of the ~~Transfer Agent~~ Intermediary.

~~(4) Werden nicht-verurkundete Aktien zu-gunsten von jemand anderem als dem Transfer Agenten verpfändet, so ist zur Gültigkeit der Verpfändung eine Anzeige an den Transfer Agenten erforderlich.~~	~~(4) If uncertificated Shares are pledged in favor of any person other than the Transfer Agent, notification to such Transfer Agent shall be required for the pledge to be effective Intermediary.~~

(4)~~(5)~~ Für den Fall, dass die Gesellschaft beschliesst, Aktienzertifikate zu drucken und auszugeben, müssen die Aktienzertifikate die Unterschrift von zwei zeichnungsberechtigten Personen tragen. Mindestens eine dieser Personen muss ein Mitglied des Verwaltungsrates sein. Faksimile-Unterschriften sind erlaubt.

(4)~~(5)~~ If the Company decides to print and deliver share certificates, the share certificates shall bear the signatures of two duly authorized signatories of the Company, at least one of which shall be a member of the Board of Directors. These signatures may be facsimile signatures.

~~(6) Die Gesellschaft kann in jedem Fall Aktienzertifikate ausgeben, die mehr als eine Aktie verkörpern.~~	~~(6) The Company may in any event issue share certificates representing more than one Share.~~